Exhibit 3.163

STATE OF FLORIDA

Department of State

I certify the attached is a true and correct copy of the Articles of Incorporation, as amended to date, of VEOLIA ES SOLID WASTE, SOUTHEAST, INC., a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is P98000070285

Given under my hand the Great Seal of the State of Florida at Tallahassee, the Capital, this the Second day of November, 2012

ARTICLES OF INCORPORATION

The undersigned incorporator, for the purpose of forming a corporation under the Florida Business Corporation Act, hereby adopts the following Articles of Incorporation.

ARTICLE I NAME

The name of the corporation shall be: Superior Waste Services of Florida, Inc.

ARTICLE II PRINCIPAL OFFICE

The principal place of business and mailing address of this corporation shall be: 1200 South Pine Island Road, Plantation, FL 33324

ARTICLE III SHARES

The number of shares of stock that this corporation is authorized to have outstanding at any one time is: 9,000

ARTICLE IV INITIAL REGISTERED AGENT AND STREET ADDRESS

The name and Florida street address of the initial registered agent are:

C T CORPORATION SYSTEM

1200 South Pine Island Road

Plantation, Florida 33324

ARTICLE V INCORPORATOR

The name and address of the incorporator to these Articles of Incorporation are:

Hope Byer

660 East Jefferson Street

Tallahassee, FL 32301

(An additional article must be added if an effective date is requested.)

Having been named as registered agent and to accept service of process for the above stated corporation at the place designated in this certificate, I hereby accept the appointment as registered agent and agree to act in this capacity. I further agree to comply with the provisions of all statutes relating to the proper and complete performance of my duties, and I am familiar with and accept the obligations of my position as registered agent

ARTICLES OF MERGER

OF

SOUTH LAKE REFUSE SERVICE INC

INTO

SUPERIOR WASTE SERVICES OF FLORIDA, INC.

Pursuant to the provisions of the Florida Business Corporation Act, section 607.1104, F.S., the undersigned corporations adopt the following articles of merger:

1. The plan of merger is attached hereto as Exhibit 1.

2. The plan has been approved by the parent corporation in this parent-subsidiary merger. Approved by the sole shareholder on 11-21-00.

3. The number of outstanding shares of each class and series of each subsidiary and the number of shares of each class and series of the subsidiary owned by the parent corporation is set forth below:

Subsidiary	Number of Outstanding Shares	Number of Shares Owned by Parent
South Lake Refuse Service, Inc.	5,000 Common	5,000 Common
Superior Waste Services of Florida, Inc.	1,000 Common	1,000 Common

4. A copy of the plan of merger was provided to the shareholders of each subsidiary as of the date hereof.

Dated as of the      day of             , 2000.

PLAN OF MERGER

THIS PLAN OF MERGER is made as of the      day of November, 2000, by and among Superior Services, Inc., a Wisconsin Corporation (“Superior”), Superior Waste Services of Florida, Inc., a Florida corporation (“SWS” or the “Surviving Corporation”) and South Lake Refuse Service, Inc., a Florida corporation (“SLRS”).

RECITALS

WHEREAS, SWS and SLRS are wholly owned subsidiaries of Superior; and

WHEREAS, Superior, SWS and SLRS deem it advisable and to the advantage of each corporation that SLRS be merged into SWS pursuant to the Florida Business Corporation Act, for the purpose of obtaining greater efficiency and economy in the management of the business of each corporation.

NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants and promises contained herein, the parties agree as follows:

1. Merger. SLRS shall merge with and into SWS and the Surviving Corporation shall continue to exist under the laws of the State of Florida.

2. Articles of Incorporation. The Articles of Incorporation, as amended, of SWS at the Effective Time (as defined herein) shall be the Articles of Incorporation of the Surviving Corporation.

3. Effective Time. The term “Effective Time” shall mean the date and time on which the Articles of Merger are filed with the Florida Secretary of State.

4. Bylaws. The Bylaws of SWS shall be the Bylaws of the Surviving Corporation, until amended as provided therein.

5. Officers and Directors. The officers of the Surviving Corporation at the Effective Time shall be G.W. “Bill” Dietrich, President; Paul R. Jenks, Vice President; George K. Farr, Treasurer; Karen K. Duke, Secretary and Scott S. Cramer, Assistant Secretary. The directors of the Surviving Corporation at the Effective Time shall be G.W. “Bill” Dietrich and George K. Farr. The aforementioned officers and directors shall serve until the next annual meeting of the shareholders and directors and until their respective successors have been duly elected or appointed and qualified.

6. Conversion of Shares. At the Effective Time of the Merger, each of the issued and outstanding shares of common stock of SLRS shall be cancelled without consideration.

7. Effect of Merger. At the Effective Time, SLRS shall be merged into SWS, which shall be the Surviving Corporation and which shall continue its corporate existence under the laws of the State of Florida. The separate existence and the corporate organization of SLRS shall cease at the Effective Time, and the Surviving Corporation shall possess all rights, privileges, immunities and franchises, of a public and of a private nature, of each of SLRS and SWS; and all the property, real, personal and mixed, and all debts due in whatever account, and all other causes of action, and all and every other interest of or belonging to each of SWS and SLRS shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of SWS and SLRS.

8. Abandonment of Plan. Notwithstanding the foregoing, this Plan of Merger may be terminated and abandoned by the Board of Directors of SWS and SLRS at any time prior to the Effective Time of the Articles of Merger, subject to the contractual rights of the parties.

IN WITNESS WHEREOF, this Plan of Merger is entered into effective the day and year first above written.

ARTICLES OF MERGER

OF

SPECTRUM GROUP, INC.

INTO

SUPERIOR WASTE SERVICES OF FLORIDA, INC.

Pursuant to the provisions of the Florida Business Corporation Act, section 607.1104, F.S., the undersigned corporations adopt the following articles of merger:

1. The plan of merger is attached hereto as Exhibit 1.

2. The plan has been approved by the parent corporation in this parent-subsidiary merger. Approved by the sole shareholder on 11-21-00.

3. The number of outstanding shares of each class and series of each subsidiary and the number of shares of each class and series of the subsidiary owned by the parent corporation is set forth below:

Subsidiary	Number of Outstanding Shares	Number of Shares Owned by Parent
Spectrum Group, Inc.	100 Common	100 Common
Superior Waste Services of Florida, Inc.	1,000 Common	1,000 Common

4. A copy of the plan of merger was provided to the shareholders of each subsidiary as of the date hereof.

Dated as of the      day of             , 2000.

PLAN OF MERGER

THIS PLAN OF MERGER is made as of the      day of November, 2000, by and among Superior Services, Inc., a Wisconsin Corporation (“Superior”), Superior Waste Services of Florida, Inc., a Florida corporation (“SWS” or the “Surviving Corporation”) and Spectrum Group, Inc., a Florida corporation (“Spectrum Group”).

RECITALS

WHEREAS, SWS and Spectrum Group are wholly owned subsidiaries of Superior; and

WHEREAS, Superior, SWS and Spectrum Group deem it advisable and to the advantage of each corporation that Spectrum Group be merged into SWS pursuant to the Florida Business Corporation Act, for the purpose of obtaining greater efficiency and economy in the management of the business of each corporation.

NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants and promises contained herein, the parties agree as follows:

1. Merger. Spectrum Group shall merge with and into SWS and the Surviving Corporation shall continue to exist under the laws of the State of Florida.

2. Articles of Incorporation. The Articles of Incorporation, as amended, of SWS at the Effective Time (as defined herein) shall be the Articles of Incorporation of the Surviving Corporation.

3. Effective Time. The term “Effective Time” shall mean the date and time on which the Articles of Merger are filed with the Florida Secretary of State.

4. Bylaws. The Bylaws of SWS shall be the Bylaws of the Surviving Corporation, until amended as provided therein.

5. Officers and Directors. The officers of the Surviving Corporation at the Effective Time shall be G.W. “Bill” Dietrich, President; Paul R. Jenks, Vice President; George K. Farr, Treasurer; Karen K. Duke, Secretary and Scott S. Cramer, Assistant Secretary. The directors of the Surviving Corporation at the Effective Time shall be G.W. “Bill” Dietrich and George K. Farr. The aforementioned officers and directors shall serve until the next annual meeting of the shareholders and directors and until their respective successors have been duly elected or appointed and qualified.

6. Conversion of Shares. At the Effective Time of the Merger, each of the issued and outstanding shares of common stock of Spectrum Group shall be cancelled without consideration.

7. Effect of Merger. At the Effective Time, Spectrum Group shall be merged into SWS, which shall be the Surviving Corporation and which shall continue its corporate existence under the laws of the State of Florida. The separate existence and the corporate organization of Spectrum Group shall cease at the Effective Time, and the Surviving Corporation shall possess all rights, privileges, immunities and franchises, of a public and of a private nature, of each of Spectrum Group and SWS; and all the property, real, personal and mixed, and all debts due in whatever account, and all other causes of action, and all and every other interest of or belonging to each of SWS and Spectrum Group shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of SWS and Spectrum Group.

8. Abandonment of Plan. Notwithstanding the foregoing, this Plan of Merger may be terminated and abandoned by the Board of Directors of SWS and Spectrum Group at any time prior to the Effective Time of the Articles of Merger, subject to the contractual rights of the parties.

IN WITNESS WHEREOF, this Plan of Merger is entered into effective the day and year first above written.

ARTICLES OF MERGER

OF

COMMERCIAL REFUSE, INC.

INTO

SUPERIOR WASTE SERVICES OF FLORIDA, INC.

Pursuant to the provisions of the Florida Business Corporation Act, section 607.1104, F.S., the undersigned corporations adopt the following articles of merger:

1. The plan of merger is attached hereto as Exhibit 1.

2. The plan has been approved by the parent corporation in this parent-subsidiary merger.

3. The number of outstanding shares of each class and series of each subsidiary and the number of shares of each class and series of the subsidiary owned by the parent corporation is set forth below:

Subsidiary	Number of Outstanding Shares	Number of Shares Owned by Parent
Commercial Refuse, Inc.	1,000 Common	1,000 Common
Superior Waste Services of Florida, Inc.	1,000 Common	1,000 Common

4. A copy of the plan of merger was provided to the shareholders of each subsidiary as of the date hereof.

Dated as of the      day of             , 2000.

PLAN OF MERGER

THIS PLAN OF MERGER is made as of the 21st day of November, 2000, by and among Superior Services, Inc., a Wisconsin Corporation (“Superior”), Superior Waste Services of Florida, Inc., a Florida corporation (“SWS” or the “Surviving Corporation”) and Commercial Refuse, Inc., a Florida corporation (“Commercial Refuse”).

RECITALS

WHEREAS, SWS and Commercial Refuse are wholly owned subsidiaries of Superior, and

WHEREAS, Superior, SWS and Commercial Refuse deem it advisable and to the advantage of each corporation that Commercial Refuse be merged into SWS pursuant to the Florida Business Corporation Act, for the purpose of obtaining greater efficiency and economy in the management of the business of each corporation.

NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants and promises contained herein, the parties agree as follows:

1. Merger. Commercial Refuse shall merge with and into SWS and the Surviving Corporation shall continue to exist under the laws of the State of Florida.

2. Articles of Incorporation. The Articles of Incorporation, as amended, of SWS at the Effective Time (as defined herein) shall be the Articles of Incorporation of the Surviving Corporation.

3. Effective Time. The term “Effective Time” shall mean the date and time on which the Articles of Merger are filed with the Florida Secretary of State.

4. Bylaws. The Bylaws of SWS shall be the Bylaws of the Surviving Corporation, until amended as provided therein.

5. Officers and Directors. The officers of the Surviving Corporation at the Effective Time shall be G.W. “Bill” Dietrich, President; Paul R. Jenks, Vice President; George K. Farr, Treasurer, Karen K. Duke, Secretary and Scott S. Cramer, Assistant Secretary. The directors of the Surviving Corporation at the Effective Time shall be G.W. “Bill” Dietrich and George K. Farr. The aforementioned officers and directors shall serve until the next annual meeting of the shareholders and directors and until their respective successors have been duly elected or appointed and qualified.

6. Conversion of Shares. At the Effective Time of the Merger, each of the issued and outstanding shares of common stock of Commercial Refuse shall be cancelled without consideration.

7. Effect of Merger. At the Effective Time, Commercial Refuse shall be merged into SWS, which shall be the Surviving Corporation and which shall continue its corporate existence under the laws of the State of Florida. The separate existence and the corporate organization of Commercial Refuse shall cease at the Effective Time, and the Surviving Corporation shall possess all rights, privileges, immunities and franchises, of a public and of a private nature, of each of Commercial Refuse and SWS; and all the property, real, personal and mixed, and all debts due in whatever account, and all other causes of action, and all and every other interest of or belonging to each of SWS and Commercial Refuse shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of SWS and Commercial Refuse.

8. Abandonment of Plan. Notwithstanding the foregoing, this Plan of Merger may be terminated and abandoned by the Board of Directors of SWS and Commercial Refuse at any time prior to the Effective Time of the Articles of Merger, subject to the contractual rights of the parties.

IN WITNESS WHEREOF, this Plan of Merger is entered into effective the day and year first above written.

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

SUPERIOR WASTE SERVICES OF FLORIDA, INC.

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST:

ARTICLE 1:

The name of the corporation shall be:

Onyx Waste Services of Florida, Inc.

SECOND:

The date of adoption shall be April. 6, 2001

THIRD:

The amendment was adopted by the board of directors without shareholder action and shareholder action was not required.

Signed this 6th day of April, 2001.

ARTICLES OF AMENDMENT

TO

ARTICLES OF INCORPORATION

OF

Onyx Waste Services of Florida, Inc.

(present name)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida profit corporation adopts the following articles of amendment to its articles of incorporation:

FIRST: Amendment(s) adopted: (indicate article number(s) being amended, added or deleted)

Article I

The name of the corporation shall be Onyx Waste Services Southeast, Inc.

SECOND: If an amendment provides for an exchange, reclassification or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself, are as follows:

THIRD: The date of each amendment’s adoption: November 15, 2002

The effective date of the amendment is: December 31, 2002.

FOURTH: Adoption of Amendment(s) (CHECK ONE)

The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) was/were sufficient for approval.

The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

The number of votes cast for the amendment(s) was/were sufficient for approval by                      (voting group)

The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Signed this 15th day of November, 2002

Signature

(By the Chairman or Vice Chairman of the Board of Directors, President or other officer if adopted by the shareholders)

OR

(By a director if adopted by the directors)

OR

(By an incorporator if adopted by the incorporators)

ARTICLES OF MERGER

(Profit Corporations)

The following articles of merger are submitted in accordance with the Florida Business Corporation Act, pursuant to section 607.1105, F.S.

First: The name and jurisdiction of the surviving corporation:

Name	Jurisdiction	Document Number (of known/applicable
Onyx Waste Services Southeast, Inc.	Florida	P98000070285

Second: The name and jurisdiction of each merging corporation:

Name	Jurisdiction	Document Number (of known/applicable
Superior Waste Services of Alabama, Inc.	Alabama

Third: The Plan of Merger is attached.

Fourth: The merger shall become effective on the date the Articles of Merger are filed with the Florida Department of State.

OR 12/31/02 (Enter a specific date. NOTE: An effective date cannot be prior to the date of filing or more than 90 days in the future.)

Fifth: Adoption of Merger by surviving corporation - (COMPLETE ONLY ONE STATEMENT)

The Plan of Merger was adopted by the shareholders of the surviving corporation on October 15, 2002

The Plan of Merger was adopted by the board of directors of the surviving corporation on                      and shareholder approval was not required.

Sixth: Adoption of Merger by merging corporation(s) (COMPLETE ONLY ONE STATEMENT)

The Plan of Merger was adopted by the shareholders of the merging corporation(s) on October 15, 2002

The Plan of Merger was adopted by the board of directors of the merging corporation(s) on                      and shareholder approval was not required.

(Attach additional sheets if necessary)

Seventh: SIGNATURES FOR EACH CORPORATION

Name of Corporation	Signature	Typed or Printed Name of Individual & Title
Onyx Waste Services
Southeast, Inc.		Paul R. Jenks, President
Superior Waste Services of
Alabama, Inc.		Paul R. Jenks, President

PLAN OF MERGER

THIS PLAN OF MERGER is made as of the 19th day of October 2002, by and among ONXY WASTE SERVICES, INC., a Wisconsin corporation (“Onyx”), ONYX WASTE SERVICES SOUTHEAST, INC. (f/k/a ONYX WASTE SERVICES OF FLORIDA, INC.), a Florida corporation (“Onyx Southeast” or the “Surviving Corporation”) and SUPERIOR WASTE SERVICES OF ALABAMA, INC., an Alabama corporation (the “Merging Corporation”).

RECITALS

WHEREAS, Onyx Southeast and the Merging Corporation are wholly owned subsidiaries of Onyx; and

WHEREAS, Onyx, Onyx Southeast and the Merging Corporation deem it advisable and to the advantage of each corporation that the Merging Corporations be merged into Onyx Southeast for the purposes of obtaining greater efficiency and economy in the management of the business of each corporation.

NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants and promises contained herein, the parties agree as follows:

1. Merger. The Merging Corporation shall merge with and into Onyx Southeast and the Surviving Corporation shall continue to exist under the laws of the State of Wisconsin and shall register to do business in the State of Alabama.

2. Articles of Incorporation. The Articles of Incorporation, as amended, of Onyx Southeast at the Effective Time (as defined herein) shall be the Articles of Incorporation of the Surviving Corporation.

3. Effective Time. The term “Effective Time” shall mean December 31, 2002.

4. Bylaws. The Bylaws of Onyx Southeast shall be the Bylaws of the Surviving Corporation, until amended as provided therein.

5. Officers and Directors. The officers of the Surviving Corporation at the Effective Time shall be Paul R. Jenks, President; Jeffrey P. Adix, Vice President; Richard L. Burke, Vice President; James C. Maher, Vice President; George K. Farr, Treasurer; Raphael B. Bruckert, Assistant Treasurer; Henry P. Karius, Assistant Treasurer; Jane A. Fowler, Secretary; and Scott S. Cramer, Assistant Secretary, and the directors of the Surviving Corporation at the Effective Time shall be G.W. “Bill” Dietrich, Paul R. Jenks and George K. Farr to serve until the next annual meeting of the shareholders and directors and until their respective successors have been duly elected or appointed and qualified.

6. Conversion of Shares. At the Effective Time of the Merger, each of the issued and outstanding shares of common stock of the Merging Corporation shall be cancelled without consideration.

7. Effect of Merger. At the Effective Time, the Merging Corporation shall be merged into Onyx Southeast, which shall be the Surviving Corporation and which shall continue its corporate existence under the laws of the State of Wisconsin. The separate existence and the corporate organization of the Merging Corporation shall cease at the Effective Time, and the Surviving Corporation shall possess all rights, privileges, immunities and franchises, of a public and of a private nature, of each Onyx Southeast and the Merging Corporation; and all the property, real, personal and mixed, and all debts due in whatever account, and all other causes of action, and all and every other interest of or belonging to each of Onyx Southeast or the Merging Corporation shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of Onyx Southeast and the Merging Corporation.

8. Abandonment of Plan. Notwithstanding anything contained herein to the contrary, this Plan of Merger may be terminated and abandoned by the Board of Directors of Onyx Southeast and the Merging Corporation at any time prior to the Effective Time of the Articles of Merger, subject to the contractual rights of the parties.

IN WITNESS WHEREOF, this Plan of Merger is entered into effective the day and year first above written.

ARTICLES OF MERGER

The following articles of merger are being submitted in accordance with section(s) 607.1109, 608.4382, and/or 620.203, Florida Statutes.

FIRST: The exact name, street address of its principal office, jurisdiction, and entity type for each merging party are as follows:

Name and Street Address	Jurisdiction	Entity Type
Onyx Florida, LLC	Delaware	LLC
125 South 84th Street, Suite 200 Milwaukee, WI 53214 Florida Document/Registration
Number M58000000824	FEI Number 650851639

SECOND: The exact name, street address of its principal office, jurisdiction, and entity type of the surviving party are as follows:

Name and Street Address	Jurisdiction	Entity Type
Onyx Waste Services Southeast, Inc.	Florida	Corporation
125 South 84th Street, Suite 200 Milwaukee, WI 53214 Florida Document/Registration
Number P98000070283	FEI Number 650858287

THIRD: The attached Plan Merger meets the requirements of section(s) 607.1108, 608.438, 617.1103, and/or 620.201, Florida Statutes, and was approved by each domestic corporation, limited liability company, partnership and/or limited partnership that is a party to the merger in accordance with Chapter(s) 607, 617, 608, and/or 620, Florida Statutes.

FOURTH: If applicable, the attached Plan of Merger was approved by the other business entity(ies) that is/are party(ies) to the merger in accordance with the respective laws of all applicable jurisdictions.

FIFTH: If not incorporated, organized, or otherwise formed under the laws of the state of Florida, the surviving entity hereby appoints the Florida Secretary of State as its agent for substitute service of process pursuant to Chapter 48, Florida Statutes, in any proceeding to enforce any obligation or rights of any dissenting shareholders, partners, and/or members of each domestic corporation, partnership, limited partnership and/or limited liability company that is a party to the merger.

SIXTH: If not incorporated, organized, or otherwise formed under the laws of the state of Florida, the surviving entity agrees to pay the dissenting shareholders, partners, and/or members of each domestic corporation, partnership, limited partnership and/or limited liability company that is a party to the merger the amount, if any, to which they are entitled under section(s) 607.1302, 620.205, and/or 608.4384, Florida Statutes.

SEVENTH: If applicable, the surviving entity has obtained the written consent of each shareholder, member or person that as a result of the merger is now a general partner of the surviving entity pursuant to section(s) 607.1102(5), 608.4381(2), and/or 620.202(2), Florida Statutes.

EIGHTH: The merger is permitted under respective laws of all applicable jurisdictions and is not prohibited by the agreement of any partnership or limited partnership or the regulations or articles of organization of any limited liability company that is a party to the merger.

NINTH: The merger shall become effective as of:

The date the Articles of Merger are filed with Florida Department of State

OR

(Enter specific date. NOTE: Date cannot be prior to the date of filing.)

TENTH: The Articles of Merger comply and were executed in accordance with the laws of each party’s applicable jurisdiction.

ELEVENTH:

(Note: Please see instructions for required signatures)

Name of Entity	Signature	Typed or Printed Name of Individual
Onyx Florida, LLC		Paul R. Jenks, President
Onyx Waste Services
Southeast, Inc.		Paul R. Jenks, President

PLAN OF MERGER

ONYX FLORIDA, LLC

a Delaware limited liability company

INTO

ONYX WASTE SERVICES SOUTHEAST, INC.

a Florida corporation

THIS PLAN OF MERGER is made as of the 1st day of December, 2003, by and among Onyx Waste Services, Inc., a Wisconsin corporation (“Onyx’’), Onyx Waste Services Southeast, Inc., a Florida corporation (“Onyx Southeast” or the “Surviving Corporation”) and Onyx Florida, LLC, a Delaware limited liability company (“Onyx Florida” or the “Merging Company”).

RECITALS

WHEREAS, Onyx Southeast and the Merging Company are wholly owned subsidiaries of Onyx; and

WHEREAS, Onyx, Onyx Southeast and the Merging Company deem it advisable and to the advantage of each corporation that the Merging Company be merged with and into Onyx Southeast for the purposes of obtaining greater efficiency and economy in the management of the business of each corporation.

NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants and promises contained herein. the parties agree as follows:

1. Merger. The Merging Company shall merge with and into Onyx Southeast and the Surviving Corporation shall continue to exist under the laws of the State of Florida.

2. Articles of Incorporation. The Articles of Incorporation, as amended, of Onyx Southeast at the Effective Time (as defined herein) shall be the Articles of Incorporation of the Surviving Corporation.

3. Effective Time. The term. “Effective Time” shall mean when the Articles of Merger are filed with the Secretary of State.

4. Bylaws. The Bylaws of Onyx Southeast shall be the Bylaws of the Surviving Corporation, until amended as provided therein.

5. Officers and Directors. The officers and directors of Onyx Southeast at the Effective Time shall be the officers and Directors of the Surviving Corporation.

6. Conversion of Shares. At the Effective Time of the Merger, all membership interests in the Merging Company shall be cancelled without consideration.

7. Effect of Merger. At the Effective Time, the Merging Company shall be merged into Onyx Southeast, which shall be the Surviving Corporation end which shall continue its corporate existence under the laws of the State of Florida. The separate existence and. the corporate organization of the Merging Company shall cease at the Effective Time, and the Surviving

Corporation shall possess all rights, privileges, immunities and franchises, of a public and of a private nature, of each Onyx Southeast and the Merging Company, and all the property, real, personal and mixed, and all debts due in whatever account, and all other causes of action, and all and every other interest of or belonging to each of Onyx Southeast or the Merging Company shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of each of Onyx Southeast and the Merging Company.

8. Abandonment of Plan. Notwithstanding anything contained herein to the contrary, this Plan of Merger may be terminated and abandoned by the Board of Directors of Onyx Southeast and the Sole Member of the Merging Company at anytime prior to the Effective Time of the Articles of Merger, subject to the contractual rights of the parties.

IN WITNESS WHEREOF, this Plan of Merger is entered into effective the day and year first above written.

Articles of Amendment

to

Articles of Incorporation

of

Onyx Waste Services Southeast, Inc.

(Name of corporation as currently filed with the Florida Dept. of State)

P98000070285

(Document number of corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

NEW CORPORATE NAME (if changing):

Veolia ES Solid Waste Southeast, Inc.

(Must contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co.”)

(A professional corporation must contain the word “chartered”, “professional association,” or the abbreviation “P.A.”)

AMENDMENTS ADOPTED - (OTHER THAN NAME CHANGE) Indicate Article Number(s) and/or Article Title(s) being amended, added or deleted: (BE SPECIFIC)

Article I

The name of the corporation shall be:

Veolia ES Solid Waste Southeast, Inc.

(Attach additional pages if necessary)

If an amendment provides for exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption: December 31, 2005

Effective date if applicable: July 1, 2006 (no more than 90 days after amendment file date)

Adoption of Amendment(s) (CHECK ONE)

The amendment(s) was/were approved by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

The number of votes cast for the amendment(s) was/were sufficient for approval by                      (voting group)

The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

ARTICLES OF MERGER

(Profit Corporations)

The following articles of merger are submitted in accordance with the Florida Business Corporation Act, pursuant to section 607.1105, Florida Statutes

First: The name and jurisdiction of the surviving corporation:

Name	Jurisdiction	Document Number (if known/applicable
Veolia ES Solid Waste Southeast Inc.	Florida	P98000070285

Second: The name and jurisdiction of each merging corporation:

Name	Jurisdiction	Document Number (if known/applicable
Sandman, Inc.	Georgia

Third: The Plan of Merger is attached - Exhibit A

Fourth: The merger shall become effective on the date the Articles of Merger are filed with the Florida Department of State.

OR 1/31/08 at 11:59 pm EST (Enter a specific date. NOTE: An effective date cannot be prior to the date of filing or more than 90 days after merger file date.)

Fifth: Adoption of Merger by surviving corporation - (COMPLETE ONLY ONE STATEMENT)

The Plan of Merger was adopted by the shareholders of the surviving corporation on 1-25-08

The Plan of Merger was adopted by the board of directors of the surviving corporation on                      and shareholder approval was not required.

Sixth: Adoption of Merger by merging corporation(s) (COMPLETE ONLY ONE STATEMENT)

The Plan of Merger was adopted by the shareholders of the merging corporation(s) on 1-25-08

The Plan of Merger was adopted by the board of directors of the merging corporations) on                      and shareholder approval was not required.

(Attach additional sheets if necessary)

Seventh: SIGNATURES FOR EACH CORPORATION

Name of Corporation	Signature of an Officer or Director	Typed or Printed Name of Individual & Title
Veolia ES Solid Waste
Southeast, Inc.		Richard L. Burks, President
Sandman, Inc.		Richard L. Burks, President

Exhibit A

PLAN OF MERGER

SANDMAN, INC.,

a Georgia corporation

INTO

VEOLIA ES SOLID WASTE SOUTHEAST, INC.,

a Florida corporation

THIS PLAN OF MERGER is made as of the 25th day of January, 2008, by and among SANDMAN, INC., a Georgia corporation (“Sandman”) and VEOLIA ES SOLID WASTE SOUTHEAST, INC., a Florida corporation (“Veolia” or “Surviving Corporation”).

RECITALS

WHEREAS, Sandman and Veolia are both engaged in the business of solid waste collection and hauling; and

WHEREAS, Sandman is a wholly-owned subsidiary of Veolia; and

WHEREAS, Sandman and Veolia deem it advisable and to the advantage of each corporation that Sandman be merged into Veolia for the purposes of obtaining greater efficiency and economy in the management of the business of each corporation.

NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants and promises contained herein, the parties agree as follows:

1. Merger. Sandman shall merge with and into Veolia and the Surviving Corporation shall continue to exist under the laws of the State of Florida.

2. Articles of Incorporation. The Articles of Incorporation, as amended, of Veolia at the Effective Time (as defined herein) shall be the Articles of Incorporation of the Surviving Corporation.

3. Effective Time. The term “Effective Time” shall mean January 31, 2008 at 11:59 pm EST.

4. Bylaws. The Bylaws of Veolia shall be the Bylaws of the Surviving Corporation, until amended as provided therein.

5. Officers and Directors. The officers of the Surviving Corporation at the Effective Time shall be:

President:	Richard Burke
Treasurer:	George K. Farr
Vice President:	Jeffrey P. Adix
Vice President & Secretary:	Michael K. Slattery
Vice President:	James M. Rooney

Vice President:	Michael Dougherty
Assistant Secretary:	Matthew C. Gunnelson
Assistant Treasurer:	Henry P. Karius
Assistant Treasurer:	Raphael B. Bruckert

The directors of the Surviving Corporation at the Effective Time shall be:

Richard Burke

George K. Farr

Jeffrey P. Adix

The aforementioned officers and directors shall serve until the next annual meeting of the shareholders and directors and until their respective successors have been duly elected or appointed and qualified.

6. Conversion of Shares: At the Effective Time of the Merger, all outstanding shares of Sandman shall be cancelled without consideration.

7. Effect of Merger. At the Effective Time, Sandman shall be merged into Veolia, which shall be the Surviving Corporation and which shall continue its corporate existence under the laws of the State of Florida. The separate existence and the corporate organization of Sandman shall cease at the effective Time, and the Surviving Corporation shall possess all rights, privileges, immunities and franchises of a public and of a private nature of Sandman, and all the property, real, personal and mixed, and all debts due in whatever account, and all other causes of action, and all and every other interest of or belonging to Sandman shall be deemed to be transferred to and vested in the Surviving Corporation without further act or deed. The Surviving Corporation shall henceforth be responsible and liable for all the liabilities and obligations of Sandman.

8. Abandonment of Plan. Notwithstanding anything contained herein to the contrary, this Plan of Merger may be terminated and abandoned by the Board of Directors of Sandman or Veolia at any time prior to the Effective Time of the Articles of Merger, subject to the contractual rights of the parties.

(SIGNATURES ON ATTACHED PAGE)

IN WITNESS WHEREOF, this Plan of Merger is entered into effective the day and year first above written.

December 3, 2013

FLORIDA DEPARTMENT OF STATE

Division of Corporations

ADVANCED DISPOSAL SERVICES CENTRAL ALABAMA, INC.

125 SOUTH 84th STREET

SUITE 200

MILWAUKEE, WI 53214

Re: Document Number P98000070285

The Articles of Amendment to the Articles of Incorporation of VEOLIA ES SOLID WASTE SOUTHEAST, INC. which changed its name to ADVANCED DISPOSAL SERVICES CENTRAL ALABAMA, INC., a Florida corporation, were filed on December 3, 2012.

This document was electronically received and filed under FAX audit number H12000282336.

Should you have any questions regarding this matter, please telephone (850) 245-6050, the Amendment Filing Section.

Carol Mustain
Regulatory Specialist II
Division of Corporations	Letter Number: 412A00028649

COVER LETTER

TO:	Amendment Section

Division of Corporations

NAME OF CORPORATION: Veolia ES Solid Waste Southeast, Inc.

DOCUMENT NUMBER: P98000070285

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Cameron Brown

Name of Contact Person

Winston and Strawn LLP

Firm/Company

200 Park Avenue

Address

New York, NY 10166

City/ State and Zip Code

csbrown@winston.com

E-mail address (to be used for future annual report notification)

For further information concerning this matter, please call:

Cameron Brown at	(212) 294-5306
Name of Contact Person	Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

☐ $35 Filing Fee, ☐$43.75 Filing Fee & Certificate of Status, ☐$43.75 Filing Fee & Certified Copy (Additional copy is enclosed), ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address

Amendment Section

Division of Corporations

P.O. Box 6327

Tallahassee, FL 32314

Street Address

Amendment Section

Division of Corporations Clifton Building

2661 Executive Center Circle

Tallahassee, FL 32301

Articles of Amendment

to

Articles of Incorporation

of

Veolia ES Solid Waste Southeast, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P98000070285

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Advanced Disposal Services Central Alabama, Inc. The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co.,” or the designation “Corp,” “Inc,” or “Co”. A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable: N/A

(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable: N/A

(Mailing address MUST BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida. enter the name of the new registered anent and/or the new registered office address:

Name of New Registered Agent	N/A
(Florida street address)

New Registered Office Address:		, Florida
	(City)		(Zip Code)

New Registered Agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P=President; V=Vice President; T=Treasurer; S=Secretary; D=Director; TR=Trustee; C=Chairman or Clerk; CEO=Chief Executive Officer; CFO=Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held, President, Treasurer, Director would be PTD).

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should he noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe

X Remove	V	Mike Jones

X Add	SV	Sally Smith

Type of Action (check one)

Change	PD	James M. Long	125 S. 84th Street
Add			Suite 200
X Remove			Milwaukee, WI 53214

Change	VTD	Raphael B. Bruckert	125 S. 84th Street
Add			Suite 200
X Remove			Milwaukee, WI 53214

Change	AT	Henry P. Karius	125 S. 84th Street
Add			Suite 200
X Remove			Milwaukee, WI 53214

X Change	AT	Michael C. Gunnelson	7915 Baymeadows Way
Add			Suite 300
Jacksonville, FL 32256

X Change	V	James M. Rooney	7915 Baymeadows Way
Add			Suite 300510
Remove			Jacksonville, FL 32256

Change	V	Mike Dougherty	1029 Welsh Ayres Way
Add			Dowingtown, PA 19335
X Remove

Please see Exhibit A attached hereto.

E.	If amending or adding additional Articles, enter change(s) here:

(Attach additional sheets, if necessary). (Be specific)

N/A

F.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption: November 20, 2012

Effective date if applicable:

(no more than 90 days after amendment file date)

Adoption of Amendment(s) (CHECK ONE)

The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by
(voting group)

The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated November 29, 2012

Articles of Amendment

to

Articles of Incorporation

of

Veolia ES Solid Waste Southeast, Inc.

# P98000070285

Exhibit A: Officers/Directors, continued:

7. X Remove, Vice President, and Secretary, Michael K. Slattery, 200 E. Randolph Street, #7090, Chicago, IL 60601

8. X Add, Director, Vice President General Counsel, Secretary, Scott Friedlander, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

9. X Add, Director, Deputy General Counsel, Assistant Secretary, Christian B. Mills, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

10. X Add, Chief Executive Officer, Charles C. Appleby, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

11. X Add, President, Richard Burke, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

12. X Add, Chief Operating Officer, Walter H. Hall, Jr., 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

13. X Add, Chief Financial Officer, Treasurer, Steven R. Carn, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

14. X Add, Chief Marketing Officer, Mary O’Brien, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

15. X Add, East Regional Vice President, Dave Lavender, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

16. X Add, South Regional Vice President, Charlie Gray, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

17. X Add, Vice President of Corporate Human Resources, Glenn Guest, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

18. X Add, Vice President Landfills, Gerald Allen, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

19. X Add, Senior Vice President-Operations, Randy Arnold, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

20. X Add, Controller and Director of Finance and Accounting, Chris Diaz, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

21. X Add, Corporate Director-Safety, Bobby Greene, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

22. X Add, Vice President of Sales, George Sides, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

23. X Add, Vice President of Risk Management, Marti Dickman, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

24. X Add, Vice President of Corporate Recycling, Eric James, 7915 Baymeadows Way, Suite 300, Jacksonville, FL 32256

December 7, 2012

FLORIDA DEPARTMENT OF STATE

Division of Corporations

ADVANCED DISPOSAL SERVICES SOLID WASTE SOUTHEAST, INC.

7915 Baymeadows Way

Suite 300

Jacksonville, FL 32256

Re: Document Number P98000070285

The Articles of Amendment to the Articles of Incorporation of ADVANCED DISPOSAL SERVICES CENTRAL ALABAMA, INC. which changed its name to ADVANCED DISPOSAL SERVICES SOLID WASTE SOUTHEAST, INC., a Florida corporation, were filed on December 7, 2012.

This document was electronically received and filed under FAX audit number H12000287267.

Should you have any questions regarding this matter, please telephone (850) 245-6050, the Amendment Filing Section.

Carol Mustain
Regulatory Specialist II
Division of Corporations	Letter Number: 512A00029077

COVER LETTER

TO:	Amendment Section

Division of Corporations

NAME OF CORPORATION: Advanced Disposal Services Central Alabama, Inc.

DOCUMENT NUMBER: P98000070285

The enclosed Articles of Amendment and fee are submitted for filing.

Please return all correspondence concerning this matter to the following:

Cameron Brown

Name of Contact Person

Winston and Strawn LLP

Firm/Company

200 Park Avenue

Address

New York, NY 10166

City/State and Zip Code

csbrown@winston.com

E-mail address (to be used for future annual report notification)

For further information concerning this mailer, please call:

Cameron Brown at	(212) 294-5306
Name of Contact Person	Area Code & Daytime Telephone Number

Enclosed is a check for the following amount made payable to the Florida Department of State:

☐ $35 Filing Fee, ☐$43.75 Filing Fee & Certificate of Status, ☐$43.75 Filing Fee & Certified Copy (Additional copy is enclosed), ☐ $52.50 Filing Fee Certificate of Status Certified Copy (Additional Copy is enclosed)

Mailing Address

Amendment Section

Division of Corporations

P.O. Box 6327

Tallahassee, FL 32314

Street Address

Amendment Section

Division of Corporations Clifton Building

2661 Executive Center Circle

Tallahassee, FL 32301

Articles of Amendment

to

Articles of Incorporation

of

Advanced Disposal Services Central Alabama, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P98000070285

(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

Advanced Disposal Services Solid Waste Southeast, Inc. The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or “Co.,” or the designation “Corp,” “Inc,” or “Co”. A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:

7915 Baymeadows Way,

Suite 300, Jacksonville, FL 32256

(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable: N/A

(Mailing address MUST BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent	N/A
(Florida street address)

New Registered Office Address:		, Florida
	(City)		(Zip Code)

New Registered Agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added: N/A

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P=President; V=Vice President; T=Treasurer; S=Secretary; D=Director; TR=Trustee; C=Chairman or Clerk; CEO=Chief Executive Officer; CFO=Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held, President, Treasurer, Director would he PTD).

Changes should he noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the N and S. These should he noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe

X Remove	V	Mike Jones

X Add	SV	Sally Smith

Type of Action (check one)

Change
Add
Remove

Change
Add
Remove

Change
Add
Remove

Change
Add
Remove

Change
Add
Remove

Change
Add
Remove

E.	If amending or adding additional Articles, enter change(s) here:

(Attached additional sheets, if necessary). (Be specific)

N/A

F.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself: (if not applicable, indicate N/A)

N/A

The date of each amendment(s) adoption: December 6, 2012

Effective date if applicable:

(no more than 90 days after amendment file date)

Adoption of Amendment(s) (CHECK ONE)

The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by
(voting group)

The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated December 6, 2012